UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2017

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 10, 2017, Enviva Partners, LP (the “Partnership”) and its wholly-owned subsidiary, Enviva Partners Finance Corp. (together with the Partnership, the “Issuers”) entered into a purchase agreement (the “Purchase Agreement”) by and among the Issuers, the subsidiary guarantors party thereto (the “Guarantors”) and FS Global Credit Opportunities Fund (the “Purchaser”), a fund managed by an affiliate of FS Investments and sub-advised by GSO Capital Partners LP, pursuant to which the Issuers agreed to issue and sell to the Purchaser $55,000,000 in aggregate principal amount of the Issuers’ 8.50% senior notes due 2021 (the “Notes”) at 106.25% of par value plus accrued interest from May 1, 2017. The sale of the Notes closed on October 10, 2017.

The terms of the Notes, other than the date of issuance, issue price, the date on which interest begins to accrue and applicable transfer restrictions, are identical to the terms of the Existing Notes.  The Notes are guaranteed, jointly and severally, on a senior unsecured basis by the Guarantors and will be guaranteed by the Partnership’s future restricted subsidiaries that guarantee certain of its other indebtedness. The Notes were issued pursuant to an existing indenture, dated November 1, 2016, among the Issuers, the Guarantors and Wilmington Trust, National Association, as trustee, in a private transaction under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The sale of the Notes resulted in net proceeds (after deducting estimated fees and offering expenses) to the Issuers of approximately $59.2 million.  The net proceeds will be used to repay borrowings under the Partnership’s revolving credit facility, which were used to fund the previously announced acquisition of Enviva Port of Wilmington, LLC, and for general partnership purposes.

Item 7.01.                Regulation FD Disclosure.

On October 11, 2017, the Partnership issued a press release announcing that it had completed its private placement of the Notes. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Material Events.

In connection with the closing of the sale of the Notes, the Issuers and each of the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser, pursuant to which the Issuers and Guarantors agreed (a) to file with the U.S. Securities and Exchange Commission a registration statement (the “Exchange Offer Registration Statement”) on Form S-4 under the Securities Act, with respect to a registered offer to exchange any and all of the Notes for a like aggregate principal amount of registered notes that are identical in all material respects to the Notes (except that the exchange notes will not be subject to restrictions on transfer), (b) to use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act and cause the exchange notes to bear the same unrestricted CUSIP (the “Existing CUSIP”) as the Issuers’ existing 8.50% senior notes due 2021 (the “Existing Notes”), and (c) to use their reasonable best efforts to complete the exchange offer not later than 25 business days after the date on which the Exchange Offer Registration Statement is declared effective.  If the Issuers fail to complete the exchange offer by April 9, 2018, the Issuers will pay the Purchaser an additional 0.50% of the aggregate principal amount of the Notes per annum (which rate will be increased by an additional 0.50% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 1.00% per annum) for as long as such Notes constitute registrable securities pursuant to the Registration Rights Agreement.  In addition, if the exchange notes do not bear the Existing CUSIP, the Issuers will pay the Purchaser an additional 1.00% of the aggregate principal amount of the Notes per annum for as long as the Notes are outstanding.

The summary of the Registration Rights Agreement set forth in this Item 8.01 does not purport to be complete and is qualified by reference to such agreement, a copy of which is being filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Cautionary Statement on Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Partnership’s control. All statements, other than historical facts included in this Current Report, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report. Although the Partnership believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

Item 9.01.                Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
4.1

Registration Rights Agreement, dated as of October 10, 2017, by and among Enviva Partners, LP, Enviva Partners Finance Corp., the subsidiary guarantors party thereto and FS Global Credit Opportunities Fund.

99.1	Press release dated October 11, 2017.

INDEX TO EXHIBITS

Exhibit Number	Description
4.1

Registration Rights Agreement, dated as of October 10, 2017, by and among Enviva Partners, LP, Enviva Partners Finance Corp., the subsidiary guarantors party thereto and FS Global Credit Opportunities Fund.

99.1	Press release dated October 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, its general partner

Date: October 11, 2017

	By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Executive Vice President, General Counsel and Secretary